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                                                                 EXHIBIT 10.56


                                PROMISSORY NOTE


Newton, Massachusetts                                        September 6, 1996


        FOR VALUE RECEIVED, I, Michael Tarnow (the "Borrower"), unconditionally promise to pay to Creative BioMolecules, Inc., a Massachusetts corporation having offices at 45 South Street, Hopkinton, Massachusetts (the "Lender"), or order, the Principal Sum of Three Hundred Fifty Thousand Dollars ($350,000.00), with interest at the rate of 6.02% per annum, payable in arrears, as follows:

        (a) The Principal Sum of Three Hundred Fifty Thousand Dollars ($350,000.00), shall be payable in three annual installments as follows:

            i. The first installment of One Hundred Sixteen Thousand Six Hundred Sixty Six Dollars ($116,666.00) shall be due on September 6, 1997;

            ii. The second installment of One Hundred Sixteen Thousand Six Hundred Sixty Seven Dollars ($116,667.00) shall be due on September 4, 1998; and

            iii. The third installment of One Hundred Sixteen Thousand Six Hundred Sixty Seven Dollars ($116,677.00) shall be due on September 4, 1999.

        (b) With each payment of an installment to principal, as set forth above, the Borrower shall also pay to the Lender accrued interest on the entire outstanding principal balance at the rate of 6.02% per annum from the date of this instrument.

        Notwithstanding any contrary provision of this instrument, the entire principal sum, or any unpaid balance thereof shall be due and payable with all accrued interest as hereinabove set forth twelve (12) months after the date of the termination for any reason whatsoever of the undersigned's employment with Creative BioMolecules, Inc. and its affiliates. For purposes hereof, an "affiliate" means Creative BioMolecules, Inc. and any of its 100% owned subsidiaries and any of its or their successors in business.

        The undersigned agrees to pay all costs and expenses, including all attorney fees, for the collection of this note upon default, and to pay interest on all amounts not paid when due (pursuant to the terms hereof, by acceleration,
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otherwise) at the rate of one and one-half (1 1/2%) per cent per month until paid in full. The undersigned further agrees that if this note is not paid in full when due, the balance due, including interest, may be offset against and withheld from any amounts, including salary, due to the undersigned from the holder. All payments shall be made at the office of the holder at 45 South Street, Hopkinton, Massachusetts, or at such other place as the holder hereof may from time to time designate in writing.

      At the option of the holder, this note shall become immediately due and payable without notice or demand upon the occurrence at any time of any of the following events: (1) default in any payment of principal or interest due hereunder or in the performance or observance of the terms of conditions of any mortgage, security agreement, or other instrument or agreement (including amendments and extensions thereof) securing this note; (2) default in the payment or performance of any other liability or obligation of the undersigned or of any indorser or guarantor of any liability or obligation of the undersigned to holder; or (3) if any party liable hereon, whether as maker, indorser, guarantor, surety or otherwise shall die, make an assignment for benefit of creditors, or if a receiver of any such party's property shall be appointed, or if a petition in bankruptcy or other similar proceeding under any law for relief of debtors shall be filed by or against any such party.

      Each and every party liable hereon, either as a maker, indorser, guarantor, surety or otherwise, hereby (1) waives presentment, demand, protest and notice of every kind and description, and all suretyship defenses and defenses in the nature thereof; (2) waives any defenses based upon, and specifically assents to, any and all extensions and postponements of the time of payment and all other indulgences and forebearances which may be granted by the holder to any party hereon; (3) agrees to any substitution, exchange, release, surrender or other delivery of any collateral held hereunder and to the addition or release of any other party or person primarily or secondarily liable; and (4) agrees to be bound by all the terms contained in this note and agrees that the obligations and agreements of all such parties shall be joint and several.

      No delay or omission on the part of the holder in exercising any right hereunder shall operate as waiver of such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the alteration or modification of the terms of this note shall be valid unless in writing signed by the holder of this note and only to the extent therein set forth.

      Any default under this note or in the performance and observance of the provisions of any mortgage, security agreement,

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or other agreement pertaining thereto shall be deemed a default on all other notes, obligations and liabilities of all parties liable hereon to the holder, whether now existing or hereafter arising, and any default on any other note, obligation or liability of any party liable hereon to the holder, whether now existing or hereafter arising, shall also be deemed a default under this note.

      No single or partial exercise of any power hereunder or under any mortgage or security agreement securing this note shall preclude other or future exercise thereof or the exercise of any other power. The holder hereof shall at all times have the right to proceed against any portion of the security held herefore in such order and in such manner as the holder may see fit, without waiving any rights with respect to any other security.

      All times of payment of principal, interest or any other monies due under or in respect of this note or under or in respect to any mortgage, security agreement or other instrument or agreement securing this note shall be of the strict essence, provided, however, that all indebtedness evidenced by this note may be prepaid in whole or in part at any time without penalty.

      If any term or provision of this note, or any portion of any such term or provision, shall be held invalid or against public policy, or if the application of the same to any person or circumstance is held invalid or against public policy, then the remainder of this note (or the remainder of such term or provision) and the application thereof to other persons or circumstances shall not be affected thereby and shall remain valid and in full force and effect to the fullest extent permitted by the law.

      All rights and obligations hereunder shall be governed by the laws of the Commonwealth of Massachusetts and this note is executed as and shall have the effect of a sealed instrument. Notwithstanding any provision herein or in any instrument now or hereafter securing this note, the total liability for payments in the nature of interest shall not exceed the limitations now imposed by the applicable laws of the state whose laws are

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controlling on the subject as shall be determined by final order of a court of competent jurisdiction.

      EXECUTED as an instrument under seal as of the date and year first above written.

Signed in the presence of:


/s/Catherine S. Stamps                    /s/Michael Tarnow
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                                          Michael Tarnow

      Secured by a mortgage of the real estate known as Unit 1, 191 Commonwealth Avenue, Boston, Massachusetts, recorded with the Suffolk County Registry of Deeds.

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